Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

Fourth Quarter 2005

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE STATEMENTS REGARDING OUR INTENT, BELIEFS OR EXPECTATIONS, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS WITH RESPECT TO OUR TENANTS’ OR OPERATORS’ ABILITIES TO PAY RENT OR RETURNS TO US, OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES, OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES, OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS, OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS, OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL AND OTHER MATTERS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, IF HOTEL ROOM DEMAND BECOMES DEPRESSED, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE AND OUR TENANTS AND OPERATORS MAY BE UNABLE TO PAY OUR RENTS OR RETURNS. ALSO, WE MAY BE UNABLE TO PROVIDE THE FUNDING REQUIRED BY OUR OPERATORS’ AND TENANTS’ FOR THE REFURBISHMENT OF OUR HOTELS. THESE UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS, CHANGES IN OUR TENANTS’ OR OPERATORS’ COSTS OR REVENUES OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL. FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULT OF ANY REVISION TO THESE FORWARD LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURENCE OF UNANTICIPATED EVENTS.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT, which owns hotels operated by unaffiliated hotel operating companies under long term management agreements and leases. As of December 31, 2005, we owned 298 hotels located in 38 states, Puerto Rico, and Canada, which are operated under ten combination management or lease agreements. The largest combination agreement based upon investment includes 53 hotels with 7,610 rooms located in 24 states and the smallest combination includes 12 hotels with 2,262 rooms located in seven states. We are the only investment grade rated, publicly owned lodging REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000, the MSCI U.S. REIT index, the NAREIT Real Time index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC (RMR). RMR was founded in 1986 to manage public investments in real estate. As of December 31, 2005, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including approximately 950 properties, with approximately 86 million square feet, located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 400 employees in its headquarters and regional offices located throughout the Country. In addition to managing HPT, RMR and its affiliates also manage Senior Housing Properties Trust (SNH), a publicly traded REIT that owns senior living properties, HRPT Properties Trust (HRP), a publicly traded REIT that primarily owns office buildings and industrial properties and four mutual funds which invest in unaffiliated real estate companies. The public companies managed by RMR had combined total market capitalization of approximately $12.0 billion as of December 31, 2005. We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry. We also believe RMR is able to provide management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels operated by experienced hotel managers. Our hotels are managed or leased under long term agreements that provide us stable cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our hotels by charging rent increases based upon percentages of gross revenue increases at our leased hotels and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. We own hotels which operate in the upscale limited service, extended stay and full service sectors. Generally, we prefer to purchase multiple hotels in one transaction because we believe a single operating agreement for multiple hotels in diverse locations enhances the stability of our cash flows. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships. Also, the majority of our debt is fixed rate and we have no significant debt maturities until 2008.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 964-8389
(f) (617) 969-5730

Common Shares — HPT

Preferred Shares Series B — HPT-B

Senior Unsecured Debt Ratings: (1)

Standard & Poor’s — BBB

Moody’s — Baa2

Portfolio Data by Manager (as of 12/31/05):

Manager	Number of Hotels	Number of Rooms / Suites	Percent of Number of Rooms / Suites	Investment (000s)	Percent of Total Investment	Annualized Minimum Return / Rent (000s)	Percent of Total Minimum Return / Rent

Marriott International	125	17,926	42%	$1,484,425	42%	$151,150	46%
InterContinental	119	16,860	40%	1,430,958	41%	133,847	41%
Hyatt	24	2,929	7%	243,350	7%	18,000	5%
Carlson (2)	12	2,262	5%	195,859	6%	9,045	3%
Homestead	18	2,399	6%	145,000	4%	15,960	5%
Total	298	42,376	100%	$3,499,592	100%	$328,002	100%

Operating Statistics by Operating Agreement (Q4 2005):

	Number	Number of Rooms	Annualized Minimum Return /	Percent of Total Minimum Return /	Coverage (3)		RevPAR Change (4)
Operating Agreement	of Hotels	/ Suites	Rent (000s)	Rent	Q4	YTD	Q4	YTD

Host Marriott (no. 1)	53	7,610	$55,951	17%	1.39x	1.41x	9.4%	7.1%
Host Marriott (no. 2)	18	2,178	18,705	6%	1.13x	1.13x	10.0%	9.5%
Marriott International	35	5,382	47,986	14%	0.98x	1.03x	10.2%	8.7%
Barcelo Crestline	19	2,756	28,508	9%	1.06x	0.99x	15.2%	9.7%
InterContinental (no. 1) (5)	30	3,694	36,097	11%	0.84x	0.91x	14.0%	11.0%
InterContinental (no. 2)	76	9,220	60,000	18%	0.95x	1.00x	14.2%	14.9%
InterContinental (no. 3)	13	3,946	37,750	12%	1.22x	1.25x	15.0%	11.8%
Hyatt	24	2,929	18,000	5%	0.86x	1.03x	13.7%	12.4%
Carlson (2)	12	2,262	9,045	3%	0.33x	0.90x	4.7%	-13.1%
Homestead	18	2,399	15,960	5%	1.41x	1.46x	6.8%	9.9%
Total / Average	298	42,376	$328,002	100%			11.6%	9.2%

(1)                                  In October 2005, the credit ratings on our senior unsecured debt obligations were raised to “BBB” and “Baa2” from “BBB-” and “Baa3” by Standard & Poor’s Rating Services and Moody’s Investors Service, respectively.

(2)                                  We transferred operating responsibility for our Prime HotelsSM to Carlson on April 4, 2005. During the second quarter of 2005 11 of 12 hotels were rebranded with Carlson brands and are currently undergoing renovations which have required some hotel rooms to be taken out of service. The renovations are expected to be completed during the second quarter of 2006. We sold the 12th Prime HotelSM on September 30, 2005 and purchased an 84 room Country Inn & Suites by CarlsonSM hotel on November 1, 2005, as a replacement hotel to be added to this combination. All portfolio data and operating statistics have been updated for these transactions.

(3)                                  We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return payments or minimum rent due to us. We have not independantly verified our managers’ and tenants’ operating data. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.

(4)                                  We define RevPAR as hotel room revenue per day per available room. Operating data presented are based upon the operating results provided by our managers and tenants; we have not indepantly verified our managers’ and tenants’ operating data.

(5)                                  The calculation of RevPAR excludes one hotel which has been closed temporarily due to fire damage sustained in May 2005.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Frank J. Bailey	Arthur G. Koumantzelis
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hptreit.com	(617) 796-8149 or tbonang@hptreit.com.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

RESEARCH COVERAGE

Equity Research Coverage

BB&T Capital Markets	Stifel, Nicolaus
Stephanie Krewson	Rod Petrik
(804) 782-8784	(410) 454-4131

Calyon Securities	UBS
Smedes Rose	William Truelove
(212) 408-5649	(212) 713-8825

Merrill Lynch	Wachovia Securities
William Acheson	Jeffrey Donnelly
(212) 449-1920	(617) 603-4262

RBC Capital Markets
Jay Leupp
(415) 633-8588

Debt Research Coverage

Credit Suisse First Boston	Wachovia Securities
Thierry Perrein	Dan Sullivan
(212) 538-8618	(704) 383-6441

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Sherry Cai
(212) 553-4831	(212) 438-1807

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management. HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004

Shares Outstanding:
Common shares outstanding (at end of period)	71,921	71,921	71,905	67,203	67,203
Weighted average common shares outstanding - basic and diluted(1)	71,921	71,908	68,357	67,203	67,203

Common Share Data:
Price at end of period	$40.10	$42.86	$44.07	$40.38	$46.00
High during period	$43.30	$44.97	$44.72	$46.28	$47.35
Low during period	$38.42	$40.97	$39.67	$38.00	$41.87
Annualized dividends paid per share	$2.92	$2.92	$2.88	$2.88	$2.88
Annualized dividend yield (at end of period)	7.3%	6.8%	6.5%	7.1%	6.3%

Market Capitalization:
Total debt (book value)	$960,372	$933,265	$925,157	$1,100,049	$697,505
Plus: market value of preferred shares (at end of period)	88,769	93,150	93,392	92,219	95,565
Plus: market value of common shares (at end of period)	2,884,032	3,082,534	3,168,853	2,713,657	3,091,338
Total market capitalization	$3,933,173	$4,108,949	$4,187,402	$3,905,925	$3,884,408
Total debt / total market capitalization	24.4%	22.7%	22.1%	28.2%	18.0%

Book Capitalization:
Total debt	$960,372	$933,265	$925,157	$1,100,049	$697,505
Plus: total shareholders’ equity	1,855,455	1,861,670	1,884,073	1,712,665	1,685,873
Total book capitalization	$2,815,827	$2,794,935	$2,809,230	$2,812,714	$2,383,378
Total debt / total book capitalization	34.1%	33.4%	32.9%	39.1%	29.3%

Selected Balance Sheet Data:
Total assets	$3,114,607	$3,080,422	$3,092,959	$3,074,510	$2,689,425
Total liabilities	$1,259,152	$1,218,752	$1,208,886	$1,361,845	$1,003,552
Real estate, at cost	$3,626,693	$3,604,181	$3,593,498	$3,569,977	$3,180,990
Total debt / real estate, at cost	26.5%	25.9%	25.7%	30.8%	21.9%

Selected Income Statement Data:
Total revenues	$213,897	$221,687	$218,081	$180,747	$156,834
EBITDA(2)	$83,169	$87,152	$86,210	$77,727	$71,486
Net income available for common shareholders(3)	$46,287	$28,671	$20,497	$26,792	$33,942
Funds from operations (FFO) available for common shareholders(4)	$65,522	$69,672	$67,203	$60,883	$57,375
Common distributions declared	$52,502	$52,502	$51,772	$48,386	$48,386

Per Share Data:
Net income available for common shareholders(3)	$0.64	$0.40	$0.30	$0.40	$0.51
FFO available for common shareholders(4)	$0.91	$0.97	$0.98	$0.91	$0.85
Common distributions paid	$0.73	$0.73	$0.72	$0.72	$0.72
FFO payout ratio	80.1%	75.3%	73.2%	79.5%	84.3%

Coverage Ratios:
EBITDA(2) / interest expense	5.1x	5.4x	4.9x	5.0x	5.7x
EBITDA(2) / interest expense and preferred distributions	4.6x	4.8x	4.4x	4.5x	4.9x

(1) HPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2) See page 13 for calculation of EBITDA.

(3) Net income available for common shareholders for the three months ended 6/30/2005 includes a loss on asset impairment of $7,300, or $0.11 per share.

(4) See page 14 for calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of December 31,2005	As of December 31, 2004
		(audited)
ASSETS

Real estate properties, at cost:
Land	$537,389	$460,748
Buildings, improvements and equipment	3,089,304	2,720,242
	3,626,693	3,180,990
Accumulated depreciation	(613,007)	(556,517)
	3,013,686	2,624,473
Cash and cash equivalents	18,568	15,894
Restricted cash (FF&E reserve escrow)	29,063	38,511
Other assets, net	53,290	10,547
	$3,114,607	$2,689,425

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$35,000	$72,000
Senior notes, net of discounts	921,606	621,679
Mortgage payable	3,766	3,826
Security deposits	185,304	175,304
Accounts payable and other liabilities	108,595	77,782
Due to affiliates	2,967	2,661
Dividends payable	1,914	50,300
Total liabilities	1,259,152	1,003,552

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value; 100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Common shares of beneficial interest; $0.01 par value; 100,000,000 shares authorized; 71,920,578 and 67,203,228 shares issued and outstanding, respectively	719	672
Additional paid-in capital	2,059,883	1,859,936
Cumulative net income	1,211,072	1,081,169
Cumulative preferred distributions	(59,336)	(51,680)
Cumulative common distributions	(1,440,189)	(1,287,530)
Total shareholders’ equity	1,855,455	1,685,873
	$3,114,607	$2,689,425

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
				(audited)
Revenues:
Hotel operating revenues	$172,056	$119,342	$682,541	$498,122
Minimum rent	31,955	30,343	126,829	125,669
Percentage rent	3,902	2,803	3,902	2,803
FF&E reserve income	5,567	4,147	19,767	18,147
Interest income	417	199	1,373	627
Total revenues	213,897	156,834	834,412	645,368

Expenses:
Hotel operating expenses	109,201	74,602	476,858	333,818
Interest (including amortization of deferred financing costs of $609, $686, $2,894 and $2,744, respectively)	16,187	12,618	65,263	50,393
Depreciation and amortization	34,868	28,725	131,792	114,883
General and administrative	5,440	5,033	23,296	19,386
Loss on asset impairment	—	—	7,300	—
Total expenses	165,696	120,978	704,509	518,480

Income before gain on sale of real estate	48,201	35,856	129,903	126,888

Gain on sale of real estate	—	—	—	203
Net income	48,201	35,856	129,903	127,091

Preferred distributions	(1,914)	(1,914)	(7,656)	(9,674)
Excess of liquidation preference over carrying value of Series A preferred shares	—	—	—	(2,793)
Net income available for common shareholders	$46,287	$33,942	$122,247	$114,624

Weighted average common shares outstanding	71,921	67,203	69,866	66,503

Basic and diluted net income per share	$0.64	$0.51	$1.75	$1.72

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

	For the Twelve Months Ended
	12/31/2005	12/31/2004
		(audited)
Cash flows from operating activities:
Net income	$129,903	$127,091
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	131,792	114,883
Amortization of deferred financing costs as interest	2,894	2,744
Non-cash income	(2,952)	(2,952)
FF&E reserve income and deposits	(32,338)	(29,522)
Gain on sale of real estate	—	(203)
Loss on asset impairment	7,300	—
Change in assets and liabilities:
(Increase) decrease in other assets	(1,091)	2,262
Increase in accounts payable and other	6,492	7,490
Increase in due to affiliate	306	1,325
Cash provided by operating activities	242,306	223,118

Cash flows from investing activities:
Real estate acquisitions	(443,104)	—
Real estate acquisition deposit	(10,000)	—
FF&E reserve fundings	(45,390)	(10,211)
Increase in security and other deposits	10,000	—
Proceeds from sale of real estate	3,227	7,750
Cash used in investing activities	(485,267)	(2,461)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	199,233	192,684
Proceeds from issuance of senior notes	299,442	—
Redemption of Series A preferred shares	—	(75,000)
Draws on revolving credit facility	319,000	293,000
Repayments of revolving credit facility	(356,000)	(422,000)
Distributions to common shareholders	(201,045)	(188,285)
Distributions to preferred shareholders	(7,656)	(11,588)
Deferred finance costs paid	(7,339)	(2)
Cash provided by (used in) financing activities	245,635	(211,191)

Increase (decrease) in cash and cash equivalents	2,674	9,466
Cash and cash equivalents at beginning of period	15,894	6,428
Cash and cash equivalents at end of period	$18,568	$15,894

Supplemental cash flow information:
Cash paid for interest	$56,597	$47,612

Non cash investing activities:
Property transferred in lease default	$—	$4,920

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$31,056	$27,296
Purchases of fixed assets with FF&E reserve	(76,860)	(46,529)

Non cash financing activities:
Issuance of common shares	$761	$680

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended		For the Twelve Months Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Net income	$48,201	$35,856	$129,903	$127,091
Plus: Interest expense	16,187	12,618	65,263	50,393
Depreciation expense	34,868	28,725	131,792	114,883
Loss on asset impairment (1)	—	—	7,300	—
Less: Deferred percentage rent (2)	(3,008)	(2,167)	—	—
Deferred hotel operating profit (3)	(13,079)	(3,546)	—	—
EBITDA	$83,169	$71,486	$334,258	$292,367

(1)     In June 2005, we authorized Carlson to pursue the sale of our Prime HotelSM in Atlanta, GA. In connection with this decision, we recorded a $7,300 loss on asset impairment in the second quarter of 2005 to reduce the carrying value of the hotel to its estimated net realizable value less the cost to sell. We sold the hotel on September 30, 2005.

(2)     In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters. Percentage rental income included in EBITDA was $894 and $637 for the three months ended December 31, 2005 and 2004, respectively.

(3)     Our share of the operating results of our managed hotels in excess of the minimum returns due to us is generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize our share of income in excess of our minimum returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters. Hotel operating profits in excess of the minimum returns due to us included in EBITDA were $489 for the three months ended December 31, 2005 and our share of these operating results declined by $2,149 in the three months ended December 31, 2004.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, deferred percentage rent, deferred hotel operating profit and loss on asset impairment. We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principals, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Net income available for common shareholders	$46,287	$33,942	$122,247	$114,624
Plus: FF&E deposits not in net income (1)	454	421	1,941	1,767
Depreciation and amortization	34,868	28,725	131,792	114,883
Loss on asset impairment (2)	—	—	7,300	—
Excess of liquidation preference over carrying value of preferred shares (3)	—	—	—	2,793
Less: Gain on sale of real estate	—	—	—	(203)
Deferred percentage rent (4)	(3,008)	(2,167)	—	—
Deferred hotel operating income (5)	(13,079)	(3,546)	—	—
FFO	$65,522	$57,375	$263,280	$233,864

Weighted average shares outstanding	71,921	67,203	69,866	66,503

Net income available for common shareholders per share	$0.64	$0.51	$1.75	$1.72
FFO available for common shareholders per share	$0.91	$0.85	$3.77	$3.52

(1)     Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows. We own the FF&E Reserve escrows for all the hotels leased to our taxable REIT subsidiaries and for most of the hotels leased to third parties. We have a security and remainder interest in the FF&E Reserve escrows for the remaining hotels leased to third parties. When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we have a security and remainder interest in the FF&E Reserve escrows, deposits are not included in revenue but are included in FFO. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)     In June 2005, we authorized Carlson to pursue the sale of our Prime HotelSM in Atlanta, GA. In connection with this decision, we recorded a $7,300 loss on asset impairment in the second quarter of 2005 to reduce the carrying value of the hotel to its estimated net realizable value less the cost to sell. We sold the hotel on September 30, 2005.

(3)     On April 12, 2004, we redeemed all of our outstanding 9 ½% Series A Preferred Shares at their liquidation preference of $25.00 per share, plus accumulated and unpaid dividends. We deducted the $2,793 excess of the liquidation preference of the redeemed shares over their carrying amount from net income in determining net income available to common shareholders in the calculation of earnings per share in the 2004 first quarter, which was when the redemption was approved by our board of trustees.

(4)     In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters. Percentage rental income included in FFO was $894 and $637 for the three months ended December 31, 2005 and 2004, respectively.

(5)     Our share of the operating results of our managed hotels in excess of the minimum returns due to us is generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize our share of income in excess of our minimum returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters. Hotel operating profits in excess of minimum returns due to us included in FFO were $489 for the three months ended December 31, 2005 and our share of these operating results declined by $2,149 in the three months ended December 31, 2004.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see note 1), exclude loss on asset impairment (see note 2), the excess of liquidation preference over carrying value of redeemed preferred shares (see note 3), deferred percentage rent (see note 4) and deferred hotel operating income (see note 5). We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

DEBT SUMMARY

(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity

Secured Fixed Rate Debt:

Mortgage - secured by one hotel in Wichita, KS (1)	8.300%	$3,766	7/1/11	$3,326	5.5

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 65 bps)	5.020%	$35,000	6/30/09	$35,000	3.5

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	3/1/08	$150,000	2.2
Senior notes due 2010	9.125%	50,000	7/15/10	50,000	4.5
Senior notes due 2012	6.850%	125,000	7/15/12	125,000	6.5
Senior notes due 2013	6.750%	300,000	2/15/13	300,000	7.1
Senior notes due 2015	5.125%	300,000	2/15/15	300,000	9.1
Total / weighted average unsecured fixed rate debt	6.405%	$925,000		$925,000	6.8

Weighted average secured fixed rate debt / total	8.300%	$3,766		$3,326	5.5
Weighted average unsecured floating rate debt / total	5.020%	35,000		35,000	3.5
Weighted average unsecured fixed rate debt / total	6.405%	925,000		925,000	6.8
Weighted average debt / total	6.362%	$963,766		$963,326	6.6

(1) This mortgage became prepayable at a premium to face value on September 1, 2005.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
Year	Secured Fixed Rate Debt	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Total
2006	$66	$—	$—	$66
2007	71	—	—	71
2008	77	—	150,000	150,077
2009	84	35,000	—	35,084
2010	92	—	50,000	50,092
2011	3,376	—	—	3,376
2012	—	—	125,000	125,000
2013	—	—	300,000	300,000
2014	—	—	—	—
2015	—	—	300,000	300,000
2016 and thereafter	—	—	—	—
	$3,766	$35,000	$925,000	$963,766

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Leverage Ratios:

Total debt / total assets	30.8%	30.3%	29.9%	35.8%	25.9%
Total debt / real estate assets, at cost	26.5%	25.9%	25.7%	30.8%	21.9%
Total debt / total market capitalization	24.4%	22.7%	22.1%	28.2%	18.0%
Total debt / total book capitalization	34.1%	33.4%	32.9%	39.1%	29.3%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	3.6%	0.9%	0.0%	15.9%	10.3%

Coverage Ratios:

EBITDA / interest expense	5.1x	5.4x	4.9x	5.0x	5.7x
EBITDA / interest expense and preferred distributions	4.6x	4.8x	4.4x	4.5x	4.9x

Public Debt Covenants: (1)

Total debt / adjusted total assets - allowable maximum 60.0%	25.9%	25.5%	25.4%	30.5%	21.6%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	5.82x	4.52x	4.26x	4.41x	5.90x
Total unencumbered assets to unsecured debt - required minimum 200%	387.4%	392.9%	394.7%	329.0%	464.8%

(1)     Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

HPT Owned:

	As of and For the Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004

FF&E reserves (beginning of period)	$32,369	$37,421	$39,810	$38,511	$45,532
Manager deposits	9,235	10,017	7,632	6,215	7,018
HPT fundings:
InterContinental (2)	—	—	—	10,000	—
Carlson (3)	15,063	6,601	—	—	—
Other (4)	8,371	1,244	1,398	2,713	200
Hotel improvements	(35,975)	(22,914)	(11,419)	(17,629)	(14,239)
FF&E reserves (end of period)	$29,063	$32,369	$37,421	$39,810	$38,511

Tenant Owned:

	As of and For the Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004

FF&E reserves (beginning of period)	$1,508	$1,003	$689	$434	$362
Manager deposits	510	505	502	499	423
Hotel improvements	(966)	—	(188)	(244)	(351)
FF&E reserves (end of period)	$1,052	$1,508	$1,003	$689	$434

Total:

	As of and For the Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004

FF&E reserves (beginning of period)	$33,877	$38,424	$40,499	$38,945	$45,894
Manager deposits	9,745	10,522	8,134	6,714	7,441
HPT fundings:
InterContinental (2)	—	—	—	10,000	—
Carlson (3)	15,063	6,601	—	—	—
Other (4)	8,371	1,244	1,398	2,713	200
Hotel improvements	(36,941)	(22,914)	(11,607)	(17,873)	(14,590)
FF&E reserves (end of period)	$30,115	$33,877	$38,424	$40,499	$38,945

(1)                                  Generally, each of our operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves. For recently built or renovated hotels, this requirement may be deferred for a period. We own all the FF&E reserve escrows for our hotels except for escrows pursuant to one third party lease, which provides that the FF&E reserve escrow is owned by the tenant and we have a security and remainder interest in that escrow account.

(2)                                  Pursuant to our agreement with InterContinental for the management of 15 Staybridge Suites® (part of the InterContinental No. 1 agreement) we agreed to fund $20,000 for rebranding costs and other capital improvements. During the first quarter of 2005 the final $10,000 of these fundings occurred.

(3)                                  Pursuant to our agreement with Carlson for the management of 12 hotels, we agreed to fund $12,000 for rebranding costs and other capital improvements. To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced. We expect to make total fundings of approximately $37,049 through June 2006.

(4)                                  Represents FF&E reserve deposits not funded by hotel operations but separately funded by us. Our operating agreements generally provide that, if necessary, we will provide our managers or tenants FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

2005 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars in thousands)

2005 ACQUISITIONS (through 12/31/2005):

Date Acquired	Hotels	Brand	Location	Number of Rooms / Suites	Operating Agreement	Purchase Price (1)		Purchase Price per Room / Suite

2/16/05	12	3 InterContinental®, 4 Crowne Plaza®, 3 Holiday Inn® / Holiday Inn Select®, and 2 Staybridge Suites®	Houston, TX, Toronto, Ontario, San Juan, Puerto Rico, Los Angeles, CA, Redondo Beach, CA, Hilton Head, SC, White Plains, NY, Anaheim, CA, Memphis, TN, College Park, GA, Anaheim, CA and Thornhill, Ontario	3,757	InterContinental (no. 3)	$394,492	(2)	$105

5/31/05	1	InterContinental®	Austin, TX	189	InterContinental (no. 3)	30,508	(2)	161

11/1/05	1	Country Inn & Suites by CarlsonSM	Brooklyn Center, MN	84	Carlson	4,100		49

Total 2005	14			4,030		$429,100		$106

(1)     Represents the gross purchase price and excludes closing costs.

(2)     Combined purchase price excludes $25,000 to be paid during the three years following closing in connection with certain hotel improvements to be made by IHG.

2005 DISPOSITIONS (through 12/31/2005):

Date Disposed	Hotels	Brand	Location	Number of Rooms / Suites	Operating Agreement	Sales Price (3)	Sales Price per Room / Suite

9/30/05	1	Prime HotelSM	Atlanta, GA	143	Carlson	$3,227	$23

Total 2005	1			143		$3,227	$23

(3)     Represents sales proceeds after payment of closing costs.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

2005 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005

2005 Debt Transactions: (1)
New debt raised	$—	$—	$—	$300,000
New debt assumed as part of acquisitions	—	—	—	—
Total new debt	—	—	—	300,000

Debt retired	—	—	—	—
Net debt	$—	$—	$—	$300,000

2005 Equity Transactions:
New common shares issued	—	—	4,700	—
New common equity raised, net	$—	$—	$199,233	$—

New preferred shares issued	—	—	—	—
New preferred equity raised, net	—	—	—	—
Total new equity	$—	$—	$199,233	$—

(1)     Excludes drawings and repayments under our revolving credit facility.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Host (no. 1)	Host (no. 2)	Marriott	Barcelo Crestline	Homestead	InterContinental (no. 1)	InterContinental (no. 2)	InterContinental (no. 3)	Hyatt	Carlson	Total / Range / Average (all investments)

Number of Hotels	53	18	35	19	18	30	76	13	24	12	298

Number of Rooms / Suites	7,610	2,178	5,382	2,756	2,399	3,694	9,220	3,946	2,929	2,262	42,376

Hotel Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Homestead Studio Suites®	Staybridge Suites®	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	AmeriSuites®	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	15 Brands

Number of States	24	14	15	14	5	16	29	6 plus Ontario and Puerto Rico	14	7	38 plus Ontario and Puerto Rico

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of BRE / Homestead Village LLC	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of Hyatt	Subsidiary of Carlson	5 Managers

Tenant	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of BRE / Homestead Village LLC	Our TRS	Our TRS	Our TRS and a subsidiary of Intercontinental	Our TRS	Our TRS	5 Tenants

Investment at December 31, 2005 (1)	$560,635	$187,236	$462,332	$274,222	$145,000	$415,708	$590,250	$425,000	$243,350	$195,859	$3,499,592

End of Current Term	2012	2010	2019	2015	2015	2023	2028	2029	2030	2030	2010-2030

Renewal Options (2)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	2 for 15 years each	2 for 12.5 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each

Current Annual Minimum Return / Rent	$55,951	$18,705	$47,986	$28,508	$15,960	$36,097	$60,000	$37,750	$18,000	$9,045	$328,002

Additional Return / Rent (3)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	10.0% of revenues above 1999/2000 revenues	7.5% of revenues above 2004/06 revenues	7.5% of revenues above 2006 revenues	7.5% of revenues above 2006 revenues	50% of cash flow in excess of minimum return	50% of cash flow in excess of minimum return

Security Deposit	$50,540	$17,220	$36,204	$28,508	$15,960	$36,872	—	—	—	—	$185,304

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement	Homestead parent guarantee and $15,960 letter of credit	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson

(1)     Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(2)     Renewal options may be exercised by the manager or tenant for all, but not less than all, of the hotels within each combination of hotels.

(3)     Each management contract or lease provides for payment to us of a percentage of increases in total hotel sales over a base year levels as additional return or rent.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

	Number of Hotels	Percent of Number of Hotels	Number of Rooms / Suites	Percent of Number of Rooms / Suites	Investment (1)	Percent of Investment	Investment per Room / Suite	Annual Minimum Return / Rent	Percent of Minimum Return / Rent
By Operating Agreement:
Host Marriott (no. 1)	53	18%	7,610	18%	$560,635	16%	$74	$55,951	17%
Host Marriott (no. 2)	18	6%	2,178	5%	187,236	5%	86	18,705	6%
Marriott International	35	12%	5,382	13%	462,332	13%	86	47,986	14%
Barcelo Crestline	19	6%	2,756	6%	274,222	8%	100	28,508	9%
InterContinental (no. 1)	30	10%	3,694	9%	415,708	12%	113	36,097	11%
InterContinental (no. 2)	76	26%	9,220	22%	590,250	17%	64	60,000	18%
InterContinental (no. 3)	13	4%	3,946	9%	425,000	12%	108	37,750	12%
Homestead	18	6%	2,399	6%	145,000	4%	60	15,960	5%
Hyatt	24	8%	2,929	7%	243,350	7%	83	18,000	5%
Carlson	12	4%	2,262	5%	195,859	6%	87	9,045	3%
Total	298	100%	42,376	100%	$3,499,592	100%	$83	$328,002	100%

By Manager:
Marriott International	125	42%	17,926	42%	$1,484,425	42%	$83	$151,150	46%
InterContinental	119	40%	16,860	40%	1,430,958	41%	85	133,847	41%
Hyatt	24	8%	2,929	7%	243,350	7%	83	18,000	5%
Homestead	18	6%	2,399	6%	145,000	4%	60	15,960	5%
Carlson	12	4%	2,262	5%	195,859	6%	87	9,045	3%
Total	298	100%	42,376	100%	$3,499,592	100%	$83	$328,002	100%

By Brand:
AmeriSuites®	24	8%	2,929	7%	$243,350	7%	$83
Candlewood Suites®	76	26%	9,220	22%	590,250	17%	64
Country Inn & Suites by CarlsonSM	5	2%	753	2%	68,789	2%	91
Courtyard by Marriott®	71	24%	10,280	24%	818,277	23%	80
Crowne Plaza®	4	1%	1,700	4%	137,746	4%	81
Holiday Inn®	3	1%	697	2%	33,281	1%	48
Homestead Studio Suites®	18	6%	2,399	6%	145,000	4%	60
InterContinental®	4	1%	1,286	3%	226,239	6%	176
Marriott Hotels®	3	1%	1,356	3%	113,020	3%	83
Park Plaza® Hotels & Resorts	3	1%	534	1%	26,931	1%	50
Radisson Hotels & Resorts®	4	1%	975	2%	100,139	3%	103
Residence Inn by Marriott®	37	12%	4,695	11%	430,629	12%	92
SpringHill Suites by Marriott®	2	1%	264	1%	20,525	1%	78
Staybridge Suites®	32	11%	3,957	9%	443,442	13%	112
TownePlace Suites by Marriott®	12	4%	1,331	3%	101,974	3%	77
Total	298	100%	42,376	100%	$3,499,592	100%	$83

(1) Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

OPERATING STATISTICS BY OPERATING AGREEMENT

			Fourth Quarter(1)			Year to Date(1)
	No. of Hotels	No. of Rooms / Suites	2005	2004	Change	2005	2004	Change
ADR
Host Marriott (no. 1)	53	7,610	$109.31	$101.24	8.0%	$108.15	$100.38	7.7%
Host Marriott (no. 2)	18	2,178	103.44	96.60	7.1%	101.36	94.86	6.9%
Marriott International	35	5,382	100.51	93.72	7.2%	101.33	94.72	7.0%
Barcelo Crestline	19	2,756	108.43	94.94	14.2%	102.64	92.26	11.3%
InterContinental (no. 1)(2)	30	3,694	97.13	88.73	9.5%	96.67	89.65	7.8%
InterContinental (no. 2)	76	9,220	62.19	55.77	11.5%	61.03	55.97	9.0%
InterContinental (no. 3)(3)	13	3,946	117.64	110.35	6.6%	117.38	110.92	5.8%
Hyatt(4)	24	2,929	73.46	68.23	7.7%	75.45	69.07	9.2%
Carlson(3)(4)(5)	12	2,262	81.25	76.26	6.5%	81.64	80.62	1.3%
Homestead	18	2,399	55.76	51.16	9.0%	56.44	50.14	12.6%
Total/Average	298	42,376	$91.69	$84.20	8.9%	$89.62	$83.23	7.7%

OCCUPANCY
Host Marriott (no. 1)	53	7,610	69.3%	68.4%	0.9 pt	70.9%	71.3%	-0.4 pt
Host Marriott (no. 2)	18	2,178	79.9%	77.8%	2.1 pt	81.3%	79.3%	2.0 pt
Marriott International	35	5,382	75.3%	73.3%	2.0 pt	77.5%	76.3%	1.2 pt
Barcelo Crestline	19	2,756	70.2%	69.6%	0.6 pt	72.8%	73.8%	-1.0 pt
InterContinental (no. 1)(2)	30	3,694	72.7%	69.8%	2.9 pt	77.5%	75.3%	2.2 pt
InterContinental (no. 2)	76	9,220	72.6%	70.9%	1.7 pt	75.0%	71.2%	3.8 pt
InterContinental (no. 3)(3)	13	3,946	71.2%	66.0%	5.2 pt	74.5%	70.5%	4.0 pt
Hyatt(4)	24	2,929	65.8%	62.3%	3.5 pt	67.2%	65.3%	1.9 pt
Carlson(3)(4)(5)	12	2,262	44.9%	45.7%	-0.8 pt	49.6%	57.8%	-8.2 pt
Homestead	18	2,399	73.8%	75.3%	-1.5 pt	77.3%	79.2%	-1.9 pt
Total/Average	298	42,376	70.7%	69.0%	1.7 pt	73.1%	72.1%	1.0 pt

RevPAR
Host Marriott (no. 1)	53	7,610	$75.75	$69.25	9.4%	$76.68	$71.57	7.1%
Host Marriott (no. 2)	18	2,178	82.65	75.15	10.0%	82.41	75.22	9.6%
Marriott International	35	5,382	75.68	68.70	10.2%	78.53	72.27	8.7%
Barcelo Crestline	19	2,756	76.12	66.08	15.2%	74.72	68.09	9.7%
InterContinental (no. 1)(2)	30	3,694	70.61	61.93	14.0%	74.92	67.51	11.0%
InterContinental (no. 2)	76	9,220	45.15	39.54	14.2%	45.77	39.85	14.9%
InterContinental (no. 3)(3)	13	3,946	83.76	72.83	15.0%	87.45	78.20	11.8%
Hyatt(4)	24	2,929	48.34	42.51	13.7%	50.70	45.10	12.4%
Carlson(3)(4)(5)	12	2,262	36.48	34.85	4.7%	40.49	46.60	-13.1%
Homestead	18	2,399	41.15	38.52	6.8%	43.63	39.71	9.9%
Total/Average	298	42,376	$64.82	$58.10	11.6%	$65.51	$60.01	9.2%

(1)                                  Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(2)                                  The calculations of Occupancy and RevPAR excludes one hotel which has been closed temporarily due to fire damage sustained in May 2005.

(3)                                  Includes data for periods prior to our ownership of some hotels.

(4)                                  Includes data for periods some hotels were not operated by the current manager.

(5)                                  We transferred operating responsibility for our Prime HotelsSM to Carlson on April 4, 2005. During the second quarter of 2005 11 of these 12 hotels were rebranded with Carlson brands and are currently undergoing renovations which have required some hotel rooms to be taken out of service. The renovations are expected to be completed during the second quarter of 2006. We sold the 12th Prime HotelSM on September 30, 2005 and purchased an 84 room Country Inn & Suites by CarlsonSM hotel on November 1, 2005, as a replacement hotel to be added to this combination. All operating statistics have been updated for these transactions.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

COVERAGE BY OPERATING AGREEMENT (1)

For the Twelve Months Ended (2)
Operating Agreement	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Host Marriott (no. 1)	1.41x	1.36x	1.33x	1.31x	1.29x
Host Marriott (no. 2)	1.13x	1.10x	1.07x	1.02x	1.00x
Marriott International	1.03x	0.96x	0.95x	0.90x	0.87x
Barcelo Crestline	0.99x	0.92x	0.90x	0.87x	0.85x
InterContinental (no. 1)	0.91x	0.84x	0.81x	0.77x	0.77x
InterContinental (no. 2)	1.00x	0.96x	0.92x	0.87x	0.83x
InterContinental (no. 3) (3)	1.25x	1.17x	1.09x	1.00x	0.91x
Hyatt(4)	1.03x	1.01x	1.00x	0.96x	0.91x
Carlson(3)(4)(5)	0.90x	0.93x	1.04x	1.21x	1.49x
Homestead	1.46x	1.41x	1.36x	1.28x	1.21x

For the Three Months Ended (2)
Operating Agreement	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Host Marriott (no. 1)	1.39x	1.50x	1.52x	1.23x	1.22x
Host Marriott (no. 2)	1.13x	1.21x	1.23x	0.93x	1.05x
Marriott International	0.98x	1.13x	1.19x	0.84x	0.75x
Barcelo Crestline	1.06x	0.84x	1.06x	0.98x	0.83x
InterContinental (no. 1)	0.84x	0.99x	1.02x	0.79x	0.53x
InterContinental (no. 2)	0.95x	1.05x	1.11x	0.90x	0.77x
InterContinental (no. 3)(3)	1.22x	1.14x	1.39x	1.26x	0.90x
Hyatt(4)	0.86x	1.07x	1.15x	1.03x	0.79x
Carlson(3)(4)(5)	0.33x	0.64x	1.33x	1.33x	0.44x
Homestead	1.41x	1.43x	1.57x	1.43x	1.18x

(1)                                  We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions, divided by the minimum return payments or minimum rent due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.

(2)                                  Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3)                                  Includes data for periods prior to our ownership of some hotels.

(4)                                  Includes data for periods some hotels were not operated by the current manager.

(5)                                  We transferred operating responsibility for our Prime HotelsSM to Carlson on April 4, 2005. During the second quarter of 2005 11 of these 12 hotels were rebranded with Carlson brands and are currently undergoing renovations which have required some hotel rooms to be taken out of service. The renovations are expected to be completed during the second quarter of 2006. We sold the 12th Prime HotelSM on September 30, 2005 and purchased an 84 room Country Inn & Suites by CarlsonSM hotel on November 1, 2005, as a replacement hotel to be added to this combination. All operating statistics have been updated for these transactions.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2005

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative% of Annualized Minimum Return / Rent
2006	$—	—	—
2007	—	—	—
2008	—	—	—
2009	—	—	—
2010	18,705	5.7%	5.7%
2011	—	—	—
2012	55,951	17.1%	22.8%
2013		—	22.8%
2014	—	—	22.8%
2015	44,468	13.5%	36.3%
2016 and thereafter	208,878	63.7%	100.0%
Total	$328,002	100.0%

Weighted average remaining term (in years)	15.9